--------------------------------------------------------------------------------




                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 18, 2002

                       Morgan Stanley ABS Capital I Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                      333-65702               13-3939229
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


              1585 Broadway                                         10036
           New York, New York                                -------------------
(Address of Principal Executive Offices)                          (Zip Code)


        Registrant's telephone number, including area code     (212) 761-4000
                                                             -------------------

                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)
--------------------------------------------------------------------------------

     Item 5.   OTHER EVENTS


          In connection with the offering of CDC Mortgage Capital Trust 2002-HE2, Mortgage Pass-through certificates, Series 2002-HE2, certain "Computational Materials", dated July 18, 2002, within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


     Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS.

     (a)  Not applicable

     (b)  Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).

     (d) Exhibit 99.2. Related Computational Materials (as defined in Item 5 above).

     (e) Exhibit 99.3. Related Computational Materials (as defined in Item 5 above).

     (f) Exhibit 99.4. Related Computational Materials (as defined in Item 5 above).

                                   SIGNATURES


          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    MORGAN STANLEY ABS CAPITAL I INC.
                                    -------------------------------------------
                                      as Depositor and on behalf of CDC Mortgage
                                      Capital Trust 2002-HE2
                                      Registrant


                                            By: /s/ Gail McDonnell
                                                -------------------------------
                                                Name:  Gail McDonnell
                                                Title: Vice President


Dated:  July 18, 2002

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.1 Related Computational Materials (as defined in Item 5 above).

99.2 Related Computational Materials (as defined in Item 5 above).

99.3 Related Computational Materials (as defined in Item 5 above).

99.4 Related Computational Materials (as defined in Item 5 above).